UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 31, 2013

The Phoenix Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One American Row, Hartford, CT	06102 -5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The New York Stock Exchange (“NYSE”) Listed Company Manual requires NYSE-listed companies to make certain corporate governance disclosures in their Annual Reports on Form 10-K or their annual meeting proxy statements.  In particular, Section 303A of the NYSE Listed Company Manual requires companies to:

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disclose the board’s evaluation of each director’s relationship with the company (including the basis for a board determination that a relationship is not material), any categorical standards of independence adopted by the board to assist it in making determinations of independence and the board’s determination as to the independence of each director;

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identify the non-management director who presides at all regularly scheduled executive sessions of the non-management and independent members of the board of directors, or, alternatively, the procedure by which the presiding director is chosen for each session;

●	disclose a method by which interested parties may communicate directly with the presiding director or the non-management directors as a group; and

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disclose the availability of the company’s corporate governance guidelines, code of business conduct and ethics, and charters for the board’s audit, compensation and nominating/corporate governance committees on its website.

As a result of the previously disclosed delay in the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 Form 10-K”) with the Securities and Exchange Commission, The Phoenix Companies, Inc. (the “Company” or “we”) is unable to make certain corporate governance disclosures required to be contained in that filing (or, alternatively, in the Company’s 2013 proxy statement) under Section 303A of the NYSE Listed Company Manual as more fully discussed above.  On December 17, 2013, the NYSE advised the Company that it may provide the required corporate governance disclosures through the filing of this Current Report on Form 8-K.

The Company intends to provide the following disclosures in its 2012 Form 10-K, when filed, in substantially the form presented below.

Director Independence

The Company’s Corporate Governance Principles provide that a majority of the members of the Company’s board of directors (the “Board”) must meet the criteria for independence established by the Board in accordance with the NYSE rules.  Under these rules, a director will not qualify as independent unless the Board affirmatively determines that the director has no material relationship with the Company.  As permitted by the NYSE rules, the Governance Committee of the Board has recommended, and the Board has adopted, a set of categorical standards (the “Categorical Independence Standards”) to assist the Board in making independence determinations.  These Categorical Independence Standards may be found on our website at www.phoenixwm.com, in the Investor Relations section, under the heading “Corporate Governance.”  In March 2013, the Governance Committee and the Board evaluated the independence of each director, other than our Chief Executive Officer (“CEO”), who is a Company employee, in accordance with the provisions of the Categorical Independence Standards and the NYSE rules.  As a result of this evaluation, the Governance Committee has recommended, and the Board has affirmatively determined, that all members of the Board other than the CEO are independent under both the Categorical Independence Standards and the NYSE rules. The Company’s independent directors are:

Martin N. Baily
Arthur P. Byrne
Sanford Cloud, Jr.
Gordon J. Davis
John H. Forsgren
Ann Maynard Gray
Augustus K. Oliver, II
Arthur F. Weinbach

Presiding Director

Mr. John H. Forsgren has been selected by the Board to be the Company’s Chairman of the Board and presides over executive sessions of the Board’s non-management and independent directors.

Our Corporate Governance Principles require that the Chairman of the Board also shall serve as the chairman of the Company’s Executive Committee.  The chairman of the Executive Committee will perform the functions typically assigned to a lead director, including presiding at executive sessions, being available to the other members of the Board to discuss matters of importance to the Company, advising on agendas and Board materials, and assuming other responsibilities and initiatives as appropriate.  Pursuant to the Company’s Bylaws, the chairman of the Executive Committee will have the authority to call meetings of the Board if and when the chairman deems appropriate.

Communicating with Directors

Shareholders and other interested parties who wish to communicate with any director(s), committee(s), the presiding director at meetings of non-management directors of the Company, the non-management directors as a group or the entire Board, should send such communication to the relevant director, committee or group of directors in care of the Corporate Secretary at The Phoenix Companies, Inc., One American Row, P.O. Box 5056, Hartford, CT 06102-5056 or to corporate.secretary@phoenixwm.com, indicating the director, committee, or group of directors with which they wish to communicate.  If shareholders or other interested parties making such communications want their identity to be kept confidential, they should so indicate in their letter or e-mail.  The Corporate Secretary will promptly forward all communications to the designated director, committee or group of directors.  Where appropriate, communications also will be reviewed by the Company’s General Counsel and/or Chief Compliance Officer.

Availability of Corporate Governance Guidelines and Committee Charters

The Company’s Corporate Governance Principles, Audit Committee Charter, Compensation Committee Charter and Governance Committee Charter each may be found on the Company’s website at www.phoenixwm.com, in the Investor Relations section, under the heading “Corporate Governance.”  In addition, the Company will provide to any shareholder without charge, upon request, a print copy of its Corporate Governance Principles and each of the Board committee charters set forth above.  Written requests for print copies of any of the above-listed documents may be made by e-mail to corporate.secretary@phoenixwm.com or by mail to Corporate Secretary, The Phoenix Companies, Inc., One American Row, P.O. Box 5056, Hartford, CT 06102-5056.

Availability of Code of Business Conduct and Ethics

The Company’s Code of Conduct, which applies to all of our directors, officers and employees, is available on the Company’s website at www.phoenixwm.com, in the Investor Relations section, under the heading “Corporate Governance.”  The Company intends to post any amendments to, or waivers of, the Code of Conduct applicable to our principal executive officer, principal financial officer or principal accounting officer on the Company’s website.  The Company will provide to any shareholder without charge, upon request, a print copy of the Code of Conduct.  Any such requests may be made by e-mail to corporate.secretary@phoenixwm.com or by mail to Corporate Secretary, The Phoenix Companies, Inc., One American Row, P.O. Box 5056, Hartford, CT 06102-5056.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management’s beliefs about, our future transactions, strategies, operations, events and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and the Company’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Our ability to provide updated information about the restatement in the anticipated timeframe, complete the restatement and resume a timely filing schedule with respect to our SEC filings reflecting the restatement is subject to a number of contingencies, including but not limited to, whether we continue to identify errors in our consolidated financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the number and complexity of, and periods covered by, the reports that we will have to file with the SEC to reflect the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.” You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: December 31, 2013	By:	/s/ Bonnie J. Malley
Name: Bonnie J. Malley
Title: Executive Vice President and Chief Financial Officer